SUMMARY PROSPECTUS

November 3, 2026

FMI Global Equity ETF

(FMIG)

Listed on NYSE Arca, Inc.

Before you invest, you may want to review the FMI Global Equity ETF (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information dated October 30, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.fmietf.com. You can also get this information at no cost by calling 1-800-811-5311 or by sending an e-mail request to info@fmimgt.com.

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmietf.com

FMI GLOBAL EQUITY ETF SUMMARY

Investment Objective: FMI Global Equity ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.60%
Other Expenses (2)	0.00%
Total Annual Fund Operating Expenses	0.60%
Fee Waivers and/or Expense Reimbursement (3)	-0.05%
Net Annual Fund Operating Expenses	0.55%

1 The Fund’s investment adviser is paid an annual unitary management fee by the Fund equal to 0.60% of the Fund’s average daily net assets and is responsible for paying all of the Fund’s expenses except for the following excluded expenses: advisory and sub-advisory fees, costs of holding shareholder meetings, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, legal fees and expenses relating to arbitration or litigation, and other non-routine or extraordinary expenses.

2 “Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

3 The Fund’s investment adviser has agreed to limit the Fund’s total annual operating expenses to 0.55% of the Fund’s average daily net assets through at least January 31, 2028. This contractual limitation may only be terminated by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$56	$187

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information quoted for the Fund.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. For purposes of this 80% policy, “assets” means net assets plus the amount of any borrowings for investment purposes, and “equity securities” means common stocks and other securities representing, or convertible into or exercisable for, an ownership interest in a company, including preferred stocks, convertible preferred stocks, warrants, rights, American Depositary Receipts (“ADRs”), and American Depositary Shares (“ADSs”) that themselves invest primarily in equity securities. Specifically, the Fund invests mainly in a limited number of large capitalization stocks of global companies (namely, U.S. and non-U.S. companies whose market capitalization is generally not smaller $4 billion). U.S. companies are companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States in predominantly developed markets, although the Fund may also invest in emerging markets. Under normal circumstances, the Fund will invest at least 30% of its assets in non-U.S. companies. If the Fund’s investment adviser deems market conditions less favorable for non-U.S. companies, the Fund could invest less than 30% but would invest at least 20% of its assets in non-U.S. companies. The Fund may invest a substantial portion of its assets in issuers located in a limited number of countries, and the Fund’s geographic and industry exposures may differ significantly from broad global market benchmarks.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. The Fund may also invest in ADSs and other depositary receipt arrangements, which are subject to risks similar to direct investments in foreign securities and may involve additional expenses, reduced voting rights, reduced information access, and imperfect correlation to the underlying foreign securities.

With the Fund’s investments limited in number, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular global benchmarks. The Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate
•	A high degree of relative recurring revenue
•	Modestly priced products or services
•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)
•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis
•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential
•	Such sale is necessary for portfolio diversification
•	Changing fundamentals signal a deteriorating value potential
•	Other securities have better value potential
•	The investment thesis has changed or they determine that another investment offers a more attractive risk/reward profile

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•	ETF Risks: As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
◦	Premium/Discount: Fund shares are bought and sold in the secondary market at market prices rather than NAV and may trade at a premium or discount to NAV. The market price of Fund shares fluctuates in response to changes in the value of the Fund’s holdings, supply and demand for shares, and other market factors. During periods of market volatility or market disruption, shares may trade at a larger premium or discount to NAV and the bid/ask spread may widen. Because a significant portion of the Fund’s portfolio may trade on foreign markets that are closed when the Fund’s shares are trading in the United States, the Fund’s shares may trade at premiums or discounts that are greater than those experienced by domestic ETFs.

◦	Trading Halt: Trading in Fund shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Trading may also be halted because of extraordinary market volatility pursuant to exchange “circuit breaker” rules or due to operational issues affecting the Fund, the exchange, Authorized Participants, market makers, or other market participants.
◦	Cash Transactions Risk: The Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in other ETFs that effect their creations and redemptions primarily on an in-kind basis. Cash creations and redemptions may require the Fund to sell portfolio securities and may cause the Fund to incur brokerage and other transaction costs and recognize capital gains that it might not have recognized if it had made redemptions in-kind.
◦	Authorized Participant Concentration: The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent those Authorized Participants are unavailable or unwilling to engage in creation or redemption transactions and no other Authorized Participant steps forward, Fund shares may trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a limited number of market makers and liquidity providers. If market makers, liquidity providers, or Authorized Participants exit the business or otherwise reduce their activities, the Fund’s shares may trade at wider bid-ask spreads and/or larger premiums or discounts to NAV.
◦	Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and may incur a bid-ask spread. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Frequent trading may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
◦	Market Trading Risk: There can be no assurance that an active trading market for Fund shares will develop or be maintained. In stressed market conditions, the liquidity of Fund shares may begin to reflect the liquidity of the Fund’s underlying holdings, which may be significantly less liquid than Fund shares. This could lead to greater differences between the market price of Fund shares and the Fund’s NAV.
•	Stock Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.

•	Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies. Large capitalization companies may be less able than smaller companies to adapt quickly to changing market conditions, new competitive challenges, or evolving consumer preferences.
•	Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.
•	Focused Portfolio Risk: While the Fund is a diversified fund within the meaning of the Investment Company Act of 1940,the Fund’s portfolio tends to be invested in a relatively small number of issuers. As a result, the appreciation or depreciation of any one issuer held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of issuers. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses. The Fund may also invest a substantial portion of its assets in issuers located in a limited number of countries or regions, which may increase the Fund’s sensitivity to economic, political, regulatory, or market developments in those countries or regions.
•	Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.
•	Fundamental Analysis Risk: The Adviser uses fundamental analysis in selecting investments for the Fund. The success of this approach depends in part on the Adviser’s ability to evaluate business quality, financial condition, competitive position, future earnings, and valuation. If the information used is inaccurate, incomplete, stale, or misinterpreted, or if the Adviser’s analysis is incorrect, the Fund may underperform or lose money.
•	Large Shareholder Risk: Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.
•	New Fund Risk: The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. Newer and smaller funds may have wider bid-ask spreads, lower trading volumes, greater trading costs, and less efficient operation than larger or more established funds.

•	Preferred Stock Risk: Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, preferred stock may trade less frequently and in a more limited volume and may be subject to more abrupt or unpredictable price movements than certain other types of securities.
•	Convertible Securities Risk: The Fund may buy securities convertible into common stock or other equity in a company, such as convertible preferred stocks and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Convertible bonds are subject to risks associated with fixed income investments, such as credit risk, interest rate risk, and maturity risk. Convertible preferred stocks are subject to the risks of preferred stocks, such as equity risk and risks that the issuer will not be able to pay any preferred dividend or other preference. Warrants are subject to risks associated with options, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).
•	Foreign Securities Risk: Stocks of non-U.S. companies (whether held directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S., a rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. Foreign markets may be open on days when Fund shares are not priced, and Fund shares may trade on days when foreign markets are closed. This may result in premiums and discounts that are greater than those associated with funds that invest primarily in domestic securities.

•	Emerging Markets Risk: The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.
•	Depositary Receipts Risk: Depositary receipts, including ADRs and ADSs, are generally subject to the same risks as the foreign securities they evidence or into which they may be converted. Depositary receipts may also involve additional risks, including reduced voting rights, additional expenses, less liquidity, and the possibility that the price of the depositary receipt may not track the price of the underlying foreign security. Unsponsored depositary receipts may present greater risks because the issuer of the underlying security is not obligated to provide shareholder communications or other information to investors.
•	Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•	Changes in Tax Laws: Tax law is subject to change, possibly with retroactive effect, or to different interpretations, and such changes or interpretations could adversely affect the Fund. For example, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The One Big Beautiful Bill Act made significant other changes to the U.S. tax laws, including permanent reductions to tax rates and disallowance of deductions, that will materially impact funds and their investors. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
•	Passive Foreign Investment Company: The Fund may invest in foreign corporations that are classified as “passive foreign investment companies” for U.S. federal income tax purposes, which could result in adverse U.S. federal income tax consequences to the Fund and its shareholders.

•	Equity Securities Risk: Equity securities may be subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.
•	Region, Sector or Industry Risk: If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund’s overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently than the broader market.

Performance: Because the Fund commenced operations on or after the date of this Prospectus, there is no historical performance information shown here. Performance history will be presented after the Fund has been in operation for one full calendar year. Current performance information is available on the Fund’s website at www.fmietf.com/current-performance/.

Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
John S. Brandser	President and Chief Executive Officer	31
Jonathan T. Bloom, CFA®	Chief Investment Officer	16
Benjamin D. Karek, CFA®	Director of Research	9
Matthew T. Sullivan, CFA®	Research Analyst	13
Dain C. Tofson, CFA®	Research Analyst	6

Purchase and Sale of Fund Shares: The Fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of shares (each, a “Creation Unit”). Individual Fund shares may not be purchased or redeemed directly with the Fund. An Authorized Participant may purchase or redeem a Creation Unit of the Fund each business day that the Fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. The Fund reserves the right to permit or require full or partial cash creations or redemptions and to use custom baskets, subject to applicable law and the Fund’s policies and procedures.

Individual Fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid/ask spread”). The bid-ask spread varies over time based on trading volume, market liquidity, and market volatility, and may be significant, especially for small trades. For more information, including recent information (when available) regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, please visit the Fund’s website at www.fmietf.com. However, because the Fund is newly organized, trading data and related costs are not available as of the date of this Prospectus.

Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.